Exhibit 10.1

EXHIBIT A

ZERO GRAVITY SOLUTIONS, INC.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SECURITIES

Zero Gravity Solutions, Inc., a Nevada corporation (the “Company”), is offering (this “Offering”) for sale to “accredited investors” and up to 35 non-accredited, sophisticated investors as these terms are defined under Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), Units of its securities (“Units”) at $1.25 per Unit, each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one warrant to purchase one share of Common Stock at $2.00 per share (“Warrants”). (As used herein, the Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants shall be referred to collectively as the “Securities.”)

Subscription Procedures

(a)          The undersigned hereby subscribes to purchase ______________________ (_________) Units, consisting of ______________________ (_________) shares of Common Stock and a Warrant to purchase ______________________ (_________) shares of Common Stock at an exercise price of Two Dollars ($2.00) per share. The undersigned agrees to pay an aggregate of ______________________ (_________) as the subscription amount for the Units being purchased hereunder (the “Subscription Amount”).

(b)          To subscribe, the undersigned must:

(i)	complete and sign this Subscription Agreement; and

(ii)	complete and sign the Piggyback Registration Rights Agreement (“Registration Rights Agreement”); and

(iii)	complete and sign the accompanying Confidential Prospective Purchaser Questionnaire (“Questionnaire”, together with the Subscription Agreement and Registration Rights Agreement, collectively the “Subscription Documents”); and

(iv)	return the completed and signed Subscription Documents on behalf of the Company at the following address:

190 NW Spanish River Boulevard

Boca Raton, FL 33431

(v)	deliver a check payable to “Zero Gravity Solutions, Inc.” for an amount equal to the aggregate amount of Securities subscribed for in this offering; OR wire the funds as directed on Page 14:

(c)          Unless terminated earlier, by the Company, in its sole discretion, the Offering will expire on the earlier of: (i) December 31, 2015 or (ii) the sale of the entire Offering, unless earlier terminated by the Company or extended by the Company in its sole discretion for a period of up to an additional 90 days (the “Offering Period”).

(d)          The Company will hold a closing on and issue the Common Stock and Warrants upon the receipt and acceptance of the Subscription Documents and the Subcription Amount (each a “Closing”). The date of each such Closing is referred to herein as the Closing Date.

(e)          All subscription proceeds will be deposited into the Company’s bank account as provided herein. Upon each Closing, the funds, subject to the payment of the expenses and fees incurred in connection with this Offering, will be immediately available to the Company. In the event that an investor’s subscription is rejected by the Company, or this Offering is terminated for any reason without a Closing, subscription proceeds will be promptly refunded without interest thereon or deduction therefrom.

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax, and other consequences of an investment in the Company.

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY (AS DEFINED BELOW) UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS (AS DEFINED BELOW) SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS (AS DEFINED BELOW) IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT OR THE OFFERING MATERIALS (AS DEFINED BELOW). ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

The undersigned acknowledges that the Securities will not be registered under the 1933 Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of such Securities would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in the Offering Materials (as defined below).

1.            The undersigned represents, warrants, and agrees as follows:

(a)          The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

(b)          The undersigned has carefully read this Subscription Agreement, the Warrant, the Term Sheet, the Form 10-K dated April 1, 2015 (which includes the financial statements contained therein) as well as other current public information about the Company available to any member of the public on the EDGAR database maintained by the SEC at www.sec.gov (or available upon request to the Company), the Registration Rights Agreement and the Confidential Prospective Purchaser Questionnaire (collectively the “Offering Materials”), all of which the undersigned acknowledges having received. The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that the undersigned fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with the undersigned’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and the undersigned’s own independent investigation. The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees, director, or agents in making this investment decision other than as set forth in the Offering Materials.

(c)          The undersigned is aware that the purchase of the Securities is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

(d)          The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Securities for investment, or any recommendation or endorsement of this Offering of the Securities.

(e)           The undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities OR, if a non-accredited investor, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities or if using a financial adviser, the financial adviser has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of any investments, the name and details of which are below:

Financial Adviser Details (if applicable)
Name:
Address:
Phone:

(f). The undersigned is not registered as a broker or dealer under Section 15(a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended, or a member of the Financial Industry Regulatory Authority.

(g)          Each of this Agreement and the Offering Materials have been duly and validly authorized, executed and delivered on behalf of the undersigned and is a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The undersigned has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Offering Materials and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

(h)          The execution, delivery and performance of this Agreement and the Offering Materials by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby will not (i) if applicable, result in a violation of the certificate of incorporation, by-laws or other documents of organization of the undersigned, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the undersigned is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the undersigned.

(i)          The undersigned understands that the Securities must be held indefinitely unless and until such Securities are registered under the 1933 Act or an exemption from registration is available. The undersigned has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

(j)          The undersigned understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities.

(k)        The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

(l)          The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Securities. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

(m)          The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of the undersigned’s investment in the Securities.

(n)          The undersigned represents that the undersigned's overall commitment to this investment is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Securities are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Securities for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Securities, and for which such Securities may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer, or assign this Subscription Agreement.

(o)          The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

(p)          FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust, or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Securities, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(q)          The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(p)          The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

(r)          The undersigned acknowledges that the certificates for the Securities which the undersigned will receive will contain a legend substantially as follows:

“THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

The undersigned further acknowledges that (i) any necessary stop transfer orders will be placed upon the Company’s Common Stock, in accordance with the 1933 Act, and (ii) the Company is under no obligation to aid the undersigned in obtaining any exemption from the registration requirements.

2.          The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Offering Materials.

3.           The undersigned subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned's representations, warranties, and indemnification contained herein shall survive the undersigned's purchase of the Securities hereunder. The undersigned specifically acknowledges that he has reviewed the risks set forth in the Offering Materials, as well as the financial statements included therein.

4.           The Company represents, warrants, and agrees as follows:

(a)          The Company represents that it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)         The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and the other Offering Materials, and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Subscription Agreement and the other Offering Materials by the Company and the consummation by it of the transactions contemplated hereby, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Subscription Agreement and the other Offering Materials have been duly and validly executed and delivered by the Company, as necessary, and (iv) the Subscription Agreement and the other Offering Materials constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c)          The Company further represents that the Securities offered hereby are being offered pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws for nonpublic offerings and that the execution, delivery and performance of this Subscription Agreement and the other Offering Materials by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree, including United States federal and state securities laws and regulations or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

5.          The undersigned agrees and acknowledges that the Company has the right to utilize the services of a placement agent and if utilized, may receive a cash commission, at a rate that is compatible with industry standards, from the Securities sold by such placement agent.

6.          Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

7.           The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely express their agreement.

8.          This Subscription Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

9.          The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

10.         If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11.         This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, without reference to such State’s conflicts of laws principles. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in a court of competent jurisdiction located in the County of Palm Beach, Florida. The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the courts of competent jurisdiction in the County of Palm Beach, Florida in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a court of competent jurisdiction in the County of Palm Beach, Florida and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

12.         Piggyback Registration Rights. Subject entirely to the terms and conditions of the Registration Rights Agreement, if the Company shall determine to prepare and file with the United States Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or any post-effective amendment to existing registration statements or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Holder (as defined in the Registration Rights Agreement) a written notice of such determination prior to the filing of any such registration statement and, upon request of the undersigned, shall include in such registration statement all shares of Common Stock purchased pursuant to this Agreement, including all Common Stock underlying the Warrants; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Common Stock in connection with such registration, including all Common Stock underlying the Warrants, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of the Common Stock, including all Common Stock underlying the Warrants, for the same period as the delay in registering such other securities. The Piggyback Registration Rights described in this Section 12 shall be controlled entirely by the terms and conditions set forth in the Registration Rights Agreement and is included herein for information purposes only.

[Remainder of Page Intentionally Left Blank]

ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE

(Print Name of Subscriber)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of ________, 2015.

Securities Subscription Amount $_________________________

1.	|__|	Individual

2.	|__|	Joint Tenants with Right of Survivorship

3.	|__|	Community Property

4.	|__|	Tenants in Common

5.	|__|	Corporation/Partnership

6.	|__|	IRA of________________

7.	|__|	Trust

Date Opened ___________

8.	|__|	As A Custodian For________________

Under the Uniform Transfer to Minors Act of the

State of ________________

9.	|__|	Married with Separate

Property

10.	|__|	Keogh of ______________

INDIVIDUAL SUBSCRIPTION

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

Exact Name in Which Title is to be Held

Primary Phone:
Name of Person Executing the Agreement

Email Address:
Street Address

City, State, Zip

Subscriber Signature:

Date:

Signature – Purchaser 1

Social Security Number

Signature – Purchaser 2

Social Security Number

Accepted this ___ day of _______, 2015, on behalf of Zero Gravity Solutions, Inc.

By:
Harvey Kaye
Its: Chairman

ENTITY SUBSCRIPTION

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION,

PARTNER, TRUST, ETC.

Exact Name in Which Title is to be Held

Primary Phone:
Title of Person Executing the Agreement

Email Address:
Entity Name

Street Address

City, State, Zip

Tax Identification Number

Accepted this ___ day of _______, 2015, on behalf of Zero Gravity Solutions, Inc.

By:
Harvey Kaye
Its: Chairman

Wiring Instructions for Zero Gravity Solutions, Inc.

DOMESTIC WIRES:

Funds should be wired to:

For Credit to:	Zero Gravity Solutions, Inc.

Account Number:

INTERNATIONAL WIRES OUTSIDE OF USA:

Funds should be wired to:

For Credit to:	Zero Gravity Solutions, Inc.

Account Number:

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